UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2007

ELKCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341	75-1217920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas		75254-1491

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(972) 851-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

                    On January 31, 2007, the Company issued a press release announcing that the Company had received notice that affiliates of The Carlyle Group ("Carlyle") have determined not to submit a revised proposal to the Company.

                    The foregoing description is qualified in its entirety by the full text of the press release, which is attached hereto as Exhibits 99.1, and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

                    See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler
Name: David G. Sisler
Title: Senior Vice President, General Counsel
and Secretary

Date: January 31, 2007

INDEX OF EXHIBITS

Number	Exhibit
99.1	Press Release, dated January 31, 2007